UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 26, 2023

ARROWROOT ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-835972	85-3961600
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4553 Glencoe Ave, Suite 200

Manta Del Rey, California 90292

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (310) 566-5966

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-half of one redeemable warrant	ARRWU	The Nasdaq Stock Market LLC
Shares of Class A common stock included as part of the units	ARRW	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	ARRWW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into A Material Definitive Agreement.

Merger Agreement

Arrowroot Acquisition Corp. is a blank check company incorporated as a Delaware corporation and formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities (“ARRW”). On April 27, 2023, ARRW entered into an Agreement and Plan of Merger (the “Merger Agreement”) with ARAC Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of ARRW (“Merger Sub”), and iLearningEngines, Inc., a Delaware corporation (“iLearningEngines”).

The Merger

The Merger Agreement provides that, among other things and upon the terms and subject to the conditions thereof, the following transactions will occur (together with the other transactions contemplated by the Merger Agreement (the “Business Combination”):

(i) at the closing of the Business Combination (the “Closing”), in accordance with the Delaware General Corporation Law, as amended (“DGCL”), Merger Sub will merge with and into iLearningEngines, the separate corporate existence of Merger Sub will cease and iLearningEngines will be the surviving corporation and a wholly owned subsidiary of ARRW (the “Merger”); and

(ii) as a result of the Merger, among other things, the outstanding shares of common stock of iLearningEngines (other than shares subject to iLearningEngines equity awards, treasury shares and dissenting shares) will be cancelled in exchange for the right to receive a number of shares of common stock of the combined company equal to (x) the sum of (i) the Base Purchase Price (as defined below), minus (ii) the dollar value of the Company Incentive Amount (as defined below), plus (iii) the aggregate exercise price of the Company Warrants (as defined in the Merger Agreement) that are issued and outstanding immediately prior to the Effective Time, minus (iv) the aggregate amount of Note Balance (as defined in the Company Convertible Notes (as defined in the Merger Agreement)) by (y) $10.00. The “Base Purchase Price” means an amount equal to $1,285,000,000. The “Company Incentive Amount” means (x) the number of shares of ARRW Class A Common Stock issuable to iLearningEngines securityholders (excluding, for the avoidance of doubt, the holders of Company Convertible Notes) at the Closing which iLearningEngines and ARRW agree, at least two (2) business days prior to the Closing, to issue to certain private placement investors and non-redeeming stockholders, multiplied by (y) $10.00.

The Board of Directors of ARRW (the “Board”) has (i) approved and declared advisable the Merger Agreement and the Business Combination and (ii) resolved to recommend approval of the Merger Agreement and related matters by the shareholders of ARRW.

Conditions to Closing

The Merger Agreement is subject to the satisfaction or waiver of certain customary closing conditions, including, among others, (i) approval of the Business Combination and related agreements and transactions by the respective shareholders of ARRW and iLearningEngines, (ii) effectiveness of the registration statement on Form S-4 to be filed by ARRW in connection with the Business Combination, (iii) expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act, (iv) the absence of any injunction, order, statute, rule, or regulation enjoining or prohibiting the consummation of the Merger, (v) that ARRW have at least $5,000,001 of net tangible assets upon Closing and (vi) receipt of approval for listing on Nasdaq the shares of New iLearningEngines Common Stock to be issued in connection with the Merger.

Other conditions to ARRW’s obligations to consummate the Merger include, among others, that as of the Closing, (i) iLearningEngines shall have performed all covenants in all material respects and (ii) no Company Material Adverse Effect (as defined in the Merger Agreement) shall have occurred between the date of the Merger Agreement and Closing.

Other conditions to iLearningEngines’s obligations to consummate the Merger include, among others, that as of the Closing, (i) ARRW shall have performed all covenants in all material respects and (ii) no Acquiror Material Adverse Effect (as defined in the Merger Agreement) shall have occurred between the date of the Merger Agreement and Closing and (iii) the amount of cash available in the trust account into which substantially all of the proceeds of ARRW’s initial public offering and private placement of its warrants have been deposited for the benefit of its public shareholders (the “Trust Account”), together with the proceeds of certain private placement investments in ARRW or iLearningEngines prior to closing and subject to the deductions and conditions set forth in the Merger Agreement, including deductions for certain ARRW transaction expenses, is at least equal to or greater than $100,000,000 (the “Trust Amount”).

Covenants

The Merger Agreement contains additional covenants, including, among others, providing for (i) the parties to conduct their respective businesses in the ordinary course through the Closing, (ii) the parties to not solicit, initiate any negotiations or enter into any agreements for certain alternative transactions, (iii) iLearningEngines to prepare and deliver to ARRW certain audited and unaudited consolidated financial statements of iLearningEngines, (iv) ARRW to prepare and file a registration statement on Form S-4 and take certain other actions to obtain the requisite approval of ARRW shareholders of certain proposals regarding the Business Combination and (v) the parties to use reasonable best efforts to obtain necessary approvals from governmental agencies.

Representations and Warranties

The Merger Agreement contains representations and warranties by ARRW, Merger Sub and iLearningEngines that are customary for transactions of this type. The representations and warranties of the respective parties to the Merger Agreement generally will not survive the Closing.

Termination

The Merger Agreement may be terminated at any time prior to the Closing (i) by mutual written consent of ARRW and iLearningEngines, (ii) by ARRW or iLearningEngines, if certain approvals of the shareholders of ARRW, to the extent required under the Merger Agreement, are not obtained as set forth therein, (iii) by iLearningEngines if there is a Modification in Recommendation (as defined in the Merger Agreement), (iv) by ARRW if certain approvals of the shareholders of iLearningEngines are not obtained within two (2) business days following the effectiveness of the registration statement on Form S-4 to be filed by ARRW in connection with the Business Combination and (v) by either ARRW or iLearningEngines in certain other circumstances set forth in the Merger Agreement, including (a) if any Governmental Authority (as defined in the Merger Agreement) shall have issued or otherwise entered a final, nonappealable order making consummation of the Merger illegal or otherwise preventing or prohibiting consummation of the Merger, (b) in the event of certain uncured breaches by the other party or (c) if the Closing has not occurred on or before November 30, 2023.

Exclusivity

Between the date of the Merger Agreement and Closing, ARRW has agreed that it will not, directly or indirectly, (i) encourage, solicit, initiate, facilitate or continue inquiries regarding a Business Combination Proposal (as defined below); (ii) enter into discussions or negotiations with, or provide any information to, any person concerning a possible Business Combination Proposal; or (iii) enter into any agreements or other instruments (whether or not binding) regarding a Business Combination Proposal. ARRW also agreed to cease and cause to be terminated any existing discussions or negotiations with any persons (other than iLearningEngines and its representatives) conducted heretofore with respect to, or that could lead to, any Business Combination Proposal; provided, that ARRW is not restricted from responding to unsolicited inbound inquiries to the extent required for the board of directors of ARRW to comply with its fiduciary duties. “Business Combination Proposal” means any offer, inquiry, proposal or indication of interest (whether written or oral, binding or non-binding, and other than an offer, inquiry, proposal or indication of interest with respect to any merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination transaction), relating to a Business Combination.

Between the date of the Merger Agreement and Closing, iLearningEngines has agreed that it will not, directly or indirectly, (i) encourage, solicit, initiate, facilitate or continue inquiries regarding a Company Acquisition Proposal (as defined below); (ii) enter into discussions or negotiations with, or provide any information to, any person concerning a possible Company Acquisition Proposal; or (iii) enter into any agreements or other instruments (whether or not binding) regarding a Company Acquisition Proposal. The Company also agreed that it will cease and cause to be terminated any existing discussions or negotiations with any persons (other than ARRW and its representatives) conducted heretofore with respect to, or that could lead to, any Company Acquisition Proposal. “Company Acquisition Proposal” means any inquiry, proposal or offer concerning a merger, consolidation, liquidation, recapitalization, share exchange or other transaction involving the sale, lease, exchange or other disposition of more than fifteen percent (15%) of the properties or assets or equity interests of iLearningEngines or any of its subsidiaries, excluding, for the avoidance of doubt, any Permitted Interim Financing (as defined in the Merger Agreement).

Stock Exchange Listing

ARRW will use its reasonable best efforts to cause the shares of ARRW common stock to be issued in connection with the Business Combination to be approved for listing on the Nasdaq Global Market at the Closing. Until the Closing, ARRW shall use its reasonable best efforts to keep the ARRW common stock and warrants listed for trading on the Nasdaq Global Market.

Certain Related Agreements

Sponsor Support Agreement

On April 27, 2023, concurrently with the execution of the Merger Agreement, ARRW and iLearningEngines entered into an agreement (the “Sponsor Support Agreement”) with Arrowroot Acquisition LLC, a Delaware limited liability company (the “Sponsor”), pursuant to which, among other things, in connection with the Closing, the Sponsor agreed to (i) vote all its shares of ARRW common stock in favor of the Business Combination, (ii) discharge any Excess Transaction Expenses (as defined in the Merger Agreement) by payment in cash or elect, at the option of Sponsor, to have ARRW discharge any Excess Transaction Expenses by payment in cash against a corresponding cancellation of shares of ARRW common stock held by Sponsor (or any combination thereof), (iii) loan all amounts contemplated by the proxy statement filed by ARRW on or about February 13, 2023, pursuant to which the ARRW stockholders approved the extension of the deadline by which ARRW must complete its business combination to July 6, 2023, including any amounts required in connection with any additional extension of such deadline, (iv) contribute the Sponsor Incentive Shares (as defined in the Merger Agreement), (v) waive any adjustment to the conversion ratio set forth in the governing documents of ARRW or any other anti-dilution or similar protection with respect to the Class B common stock of ARRW, in each case, on the terms and subject to the conditions set forth in the Sponsor Support Agreement, and (vi) agree to be bound by any restrictions on transfer set forth in ARRW’s by-laws, in each case, on the terms and subject to the conditions set forth therein.

Forward Purchase Agreement

On April 26, 2023, ARRW and Polar Multi-Strategy Master Fund, a Cayman Islands exempted company (“Polar”) entered into an agreement (“Forward Purchase Agreement”), pursuant to which, among other things, ARRW agreed to purchase up to 2,500,000 shares from Polar at $10.77 per share (the “Initial Price”, which is $10.17 (the “Redemption Price”, plus $0.60). In exchange for ARRW’s purchase of the shares, Polar agreed to waive redemption rights on the shares that Polar owns in connection with the Business Combination.

The Forward Purchase Agreement provides that at Closing, ARRW will pre-pay to Polar for the forward purchase an amount equal to the Prepayment Amount (as defined in the Forward Purchase Agreement).

The scheduled maturity date of the forward transaction is one year from the Closing of the Business Combination (the “Maturity Date”), except that the Maturity Date may be accelerated if the shares trade under $2.00 for 10 out of 30 days or the shares are delisted by Nasdaq. Polar has the right to early terminate the transaction (in whole or in part) before the Maturity Date by delivering notice to ARRW. If Polar terminates the Forward Purchase Agreement with respect to some or all of the shares prior to the Maturity Date, Polar will return an amount to ARRW equal to the the number of terminated shares multiplied by the Redemption Price. ARRW can terminate the Forward Purchase Agreement prior to the redemption deadline if ARRW pays Polar a $300,000 break-up fee. On the Maturity Date, ARRW may be required to make a cash payment to Polar if Polar has not terminated the Forward Purchase Agreement in full equal to the number of shares (less any shares terminated prior to the Maturity Date) multiplied by $0.60.

Transfer Restrictions and Registration Rights

The Merger Agreement contemplates that, at the Closing, New iLearningEngines, the Sponsor, the independent directors of ARRW, certain significant securityholders of iLearningEngines and certain of their respective affiliates will enter into an Amended and Restated Registration Rights Agreement (the “Registration Rights Agreement”), pursuant to which New iLearningEngines will agree to register for resale, pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), certain shares of New iLearningEngines Common Stock and other equity securities of New iLearningEngines that are held by the parties thereto from time to time.

Additionally, the Registration Rights Agreement will contain certain restrictions on transfer with respect to the securities of New iLearningEngines held by the Sponsor or the former iLearningEngines securityholders immediately following Closing. Such restrictions will begin at the Closing and on the one (1) year anniversary of the Closing (subject to early termination (a) if the closing price of the Common Stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock capitalizations, reorganizations, recapitalizations and the like) for any 20 trading days within a 30 trading-day period commencing at least 150 days after the Closing or (b) upon the consummation of a change of control).

The foregoing descriptions of the Merger Agreement, the Sponsor Support Agreement, the Forward Purchase Agreement, the Registration Rights Agreement and the transactions and documents contemplated thereby, are not complete and are subject to and qualified in their entirety by reference to the Merger Agreement, the Sponsor Support Agreement, the Forward Purchase Agreement and the Registration Rights Agreement, copies of which are filed with this Current Report on Form 8-K as Exhibit 2.1, Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3, respectively, and the terms of which are incorporated by reference herein.

The Merger Agreement, the Sponsor Support Agreement, the Forward Purchase Agreement and the Registration Rights Agreement have been included to provide investors with information regarding their terms. They are not intended to provide any other factual information about ARRW or its affiliates. The representations, warranties, covenants and agreements contained in the Merger Agreement, the Sponsor Support Agreement, the Forward Purchase Agreement, the Registration Rights Agreement and the other documents related thereto were made only for purposes of the Merger Agreement as of the specific dates therein, were solely for the benefit of the parties to the Merger Agreement, the Sponsor Support Agreement, the Forward Purchase Agreement and the Registration Rights Agreement and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement, the Sponsor Support Agreement, the Forward Purchase Agreement or the Registration Rights Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Merger Agreement, the Sponsor Support Agreement, the Forward Purchase Agreement or the Registration Rights Agreement and should not rely on the representations, warranties, covenants and agreements or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement, the Sponsor Support Agreement, the Forward Purchase Agreement or the Registration Rights Agreement, as applicable, which subsequent information may or may not be fully reflected in ARRW’s public disclosures.

Item 7.01 Regulation FD Disclosure.

On April 27, 2023, ARRW and iLearningEngines issued a joint press release (the “Press Release”) announcing the execution of the Merger Agreement. The Press Release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Attached as Exhibit 99.2 and incorporated herein by reference is the investor presentation dated March 2023, for use by ARRW in meetings with certain of its shareholders as well as other persons with respect to the Business Combination, as described in this Current Report on Form 8-K.

The information in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2 is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of ARRW under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information of the information contained in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2.

Disclaimer

This Current Report on Form 8-K relates to a proposed transaction between iLearningEngines and ARRW. This Current Report on Form 8-K does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Additional Information and Where to Find It

The Business Combination will be submitted to the shareholders of ARRW for their consideration and approval at an extraordinary general meeting of shareholders (the “Special Meeting”). ARRW intends to file a registration statement on Form S-4 with the U.S. Securities and Exchange Commission (the “SEC”), which will include a document that serves as a prospectus and proxy statement of ARRW, referred to as a proxy statement/prospectus. A proxy statement/prospectus will be sent to all ARRW shareholders. The proxy statement/prospectus will contain important information about the Business Combination and the other matters to be voted upon at the Special Meeting. ARRW also will file other documents regarding the Business Combination with the SEC. Before making any voting decision, investors and security holders of ARRW are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the Business Combination.

Investors and security holders will be able to obtain free copies of the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by ARRW through the website maintained by the SEC at www.sec.gov.

The documents filed by ARRW with the SEC also may be obtained free of charge upon written request to Arrowroot Acquisition Corp., 4553 Glencoe Ave, Suite 200, Manta Del Rey, California 90292.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE BUSINESS COMBINATION OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Participants in Solicitation

ARRW and its directors and executive officers may, under SEC rules, be deemed participants in the solicitation of proxies from ARRW’s shareholders in connection with the Business Combination. ARRW shareholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of ARRW in ARRW’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on March 31, 2023. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to ARRW shareholders in connection with the Business Combination and other matters to be voted upon at the Special Meeting will be set forth in the proxy statement/prospectus when available. You may obtain free copies of these documents as described in this Current Report.

Forward-Looking Statements Legend

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995 with respect to the proposed transaction between iLearningEngines and ARRW. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “propose,” “forecast,” “expect,” “seek,” “target” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: (i) the risk that the Business Combination may not be completed in a timely manner or at all, which may adversely affect the price of ARRW’s securities, (ii) the risk that the Business Combination may not be completed by ARRW’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by ARRW, (iii) the failure to satisfy the conditions to the consummation of the Business Combination, including the adoption of the Merger Agreement by the shareholders of ARRW, the satisfaction of the minimum amount following redemptions by ARRW’s public shareholders and the receipt of certain governmental and regulatory approvals in the Trust Account, (iv) the lack of a third party valuation in determining whether or not to pursue the Business Combination, (v) the inability to complete the transactions contemplated by the Forward Purchase Agreement (vi) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (vii) the effect of the announcement or pendency of the transaction on iLearningEngines’s business relationships, operating results, and business generally, (viii) risks that the Business Combination disrupts current plans and operations of iLearningEngines, (ix) the outcome of any legal proceedings that may be instituted against iLearningEngines or against ARRW related to the Merger Agreement or the Business Combination, (x) the ability to maintain the listing of ARRW’s securities on a national securities exchange, (xi) changes in the competitive and regulated industries in which iLearningEngines operates, variations in operating performance across competitors, changes in laws and regulations affecting iLearningEngines’s business and changes in the combined capital structure, (xii) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities, (xiii) the risk of downturns and a changing regulatory landscape in the highly competitive retail e-commerce industry, (xiv) the potential benefits of the Business Combination (including with respect to shareholder value), (xv) the effects of competition on iLearningEngines’s future business, (xvi) risks related to political and macroeconomic uncertainty, (xvii) the amount of redemption requests made by ARRW’s public shareholders, (xviii) the ability of ARRW or the combined company to issue equity or equity-linked securities in connection with the Business Combination or in the future and (xix) the impact of the COVID-19 pandemic. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of ARRW’s registration on Form S-1 (File No. 333-252997), the registration statement on Form S-4 discussed above and other documents filed, or to be filed, by ARRW from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and iLearningEngines and ARRW assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither iLearningEngines nor ARRW gives any assurance that either iLearningEngines or ARRW, or the combined company, will achieve its expectations.

Item 9.01 Financial Statements and Exhibits.

(d) List of Exhibits.

The Exhibit Index is incorporated by reference herein.

Exhibit Index

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated as of April 27, 2023 by and among Arrowroot Acquisition Corp., ARAC Merger Sub, Inc. and iLearningEngines, Inc.

10.1	Sponsor Support Agreement, dated April 27, 2023, by and among Arrowroot Acquisition LLC, Arrowroot Acquisition Corp. and iLearningEngines, Inc.

10.2	Forward Purchase Agreement, dated April 26, 2023, by and between Arrowroot Acquisition Corp. and Polar Multi-Strategy Master Fund.

10.3	Form of Amended and Restated Registration Rights Agreement.

99.1	Joint Press Release, dated as of April 27, 2023.

99.2	Investor Presentation.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	The schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). ARRW agrees to furnish supplementally a copy of any omitted schedule to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arrowroot Acquisition Corp.

Date: May 2, 2023	By:	/s/ Matthew Safaii
	Name:	Matthew Safaii
	Title:	Chief Executive Officer